UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7777 Glades Road, Suite 203, Boca Raton, FL	33434
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On September 24, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Stem Holdings, Inc. (the “Company”) approved the dismissal of LJ Soldinger Associates, LLC (“Soldinger”), the independent registered public accounting firm, effective immediately, and the Company notified Soldinger of such dismissal. On September 24, 2019, the Audit Committee approved the appointment of Marcum LLP, Certified Public Accountants (“Marcum”) to serve as the Company’s independent registered public accounting firm.

(ii) The report of Soldinger on the financial statements of the Company as of and for the fiscal years ended September 30, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as audit scope or accounting principles. There was no uncertainty in the opinion included in the audit for the fiscal year ended September 30, 2017, but there was an explanatory paragraph added for uncertainty in the opinion for the audit for the fiscal year ended September 30, 2018 as discussed below under (iv)

(iii) During the Company’s fiscal years ended September 30, 2018 and 2017 and the subsequent interim periods from October 1, 2018 to the date of this report, and in connection with the audits of the Company’s financial statements for such periods, there were no disagreements between the Company and Soldinger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Soldinger, would have caused Soldinger to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) Soldinger’s opinion letter for the audit of the financial statements for the fiscal year ended September 30, 2018 included the following explanatory paragraph for the going concern uncertainty:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully explained in Note 1, the Company and its affiliates, in the upcoming year is expected to begin engaging in the production and sale of cannabis and related products, an activity that is illegal under United States Federal law for any purpose, by way of Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, otherwise known as the Controlled Substances Act of 1970 (the “ACT”). This fact raises substantial doubt as to the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(v) During the Company’s fiscal years ended September 30, 2018 and 2017 and the subsequent interim period from October 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s two most recent fiscal years and the subsequent interim period through September 24, 2019, the Company did not consult with Marcum regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided Soldinger with a copy of the disclosures in this report and has requested that Soldinger furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Soldinger agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from LJ Soldinger Associates, LLC dated September 24, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEM HOLDINGS, INC.

DATE: September 26, 2019

By:	/s/ Adam Berk
Adam Berk
President

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